EXHIBIT 99.1

V. I. Technologies, Inc.

Certification pursuant to 18 U.S.C. Section 1350

as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of V. I. Technologies, Inc., (the “Company”) on Form 10-K for the year ended December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John R. Barr, Chief Executive Officer of the Company, and Thomas T. Higgins, Chief Financial Officer of the Company, each singly certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2003

/s/ John R. Barr	/s/ Thomas T. Higgins
John R. Barr Chief Executive Officer	Thomas T. Higgins Chief Financial Officer